Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report on Form 10-Q of Bookham, Inc. (the “Company”) for the period ended September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen Abely, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2007

	By:	/s/ Stephen Abely

Stephen Abely
Chief Financial Officer
(Principal Financial and Accounting Officer)